UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 22, 2026

Future Money Acquisition Corporation

(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-43197	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

475 Brannan St, San Francisco, CA	94107
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (647) 986-0980

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one ordinary share and one right	FMACU	The Nasdaq Stock Market LLC
Ordinary shares, par value $0.0001 per share	FMAC	The Nasdaq Stock Market LLC
Rights, each right entitling the holder to receive one-fifth (1/5) of one ordinary share	FMACR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On September 22, 2026, Future Money Acquisition Corporation (the “Company”) received a deficiency letter (the “Notice”) from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that, because it has not yet filed its Quarterly Report on Form 10-Q for the fiscal quarter ended July 31, 2026 (the “Form 10-Q”), the Company is no longer in compliance with Nasdaq Listing Rule 5250(c)(1), which requires listed companies to timely file all required periodic reports with the Securities and Exchange Commission.

The Notice has no immediate effect on the listing or trading of the Company’s securities on The Nasdaq Stock Market. The Notice states that the Company has 60 calendar days from the date of the Notice, or until November 23, 2026, to submit a plan to regain compliance with Nasdaq Listing Rule 5250(c)(1) (the “Plan”). If Nasdaq accepts the Plan, Nasdaq may grant the Company an exception of up to 180 calendar days from the Form 10-Q filing due date, or until March 22, 2027, to regain compliance. If Nasdaq does not accept the Plan, the Company will have the opportunity to appeal that determination to a Nasdaq Hearings Panel.

The Company is working diligently to complete and file the Form 10-Q as soon as practicable. The Company intends to take all necessary steps to regain compliance with the Nasdaq Listing Rules. However, there can be no assurance that the Company will take the steps necessary to regain compliance within the required period, that the Plan will be accepted by Nasdaq, that the Company will be granted an exception, or that the Company will be able to meet the conditions of any exception or the continued listing requirements during any compliance period that may be granted.

Cautionary Note Regarding Forward-Looking Statements

This press release includes forward-looking statements that involve risks and uncertainties. Forward looking statements are statements that are not historical facts. Such forward-looking statements, including those with respect to the anticipated timing for filing the Form 10-Q and the Company’s ability to regain compliance with Nasdaq’s listing rules, are subject to risks and uncertainties, which could cause actual results to differ from the forward-looking statements, including risks related to the completion of the Company’s interim financial statements and related interim review, the Company’s ability to file the Form 10-Q within the anticipated timeframe, the Company’s ability to regain and maintain compliance with Nasdaq’s continued listing requirements, and those set forth in the Risk Factors section of the Company’s registration statement and final prospectus for the Company’s initial public offering filed with the SEC. The Company expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with respect thereto or any change in events, conditions or circumstances on which any statement is based, except as required by law. Investors should not place undue reliance on the Company’s forward-looking statements.

Item 7.01. Regulation FD Disclosure.

On September 25, 2026, the Company issued a press release announcing its receipt of the Notice. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information furnished in Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto shall not be deemed to be filed for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and shall not be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act.

Item 9.01 Financial Statement and Exhibits.

(d)	Exhibits

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Future Money Acquisition Corporation

Dated: September 25, 2026	By:	/s/ Siyu Li
	Name:	Siyu Li
	Title:	Chief Executive Officer and Chairman

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